UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (or Date of Earliest Event Reported): August 3, 2006


                              SWIFT ENERGY COMPANY
             (Exact name of Registrant as specified in its charter)



            TEXAS                        1-8754                 20-3940661
 (State or other jurisdiction     (Commission File Number)   (I.R.S. Employer
       of incorporation)                                     Identification No.)


                        16825 Northchase Drive, Suite 400
                              Houston, Texas 77060
                    (Address of principal executive offices)

                                 (281) 874-2700
                         (Registrant's telephone number)

                                 Not Applicable
          (Former Name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition
            ---------------------------------------------

In a news release before the market opened on August 3, 2006, Swift Energy Company announced second quarter 2006 financial results, provided updated 2006 guidance and reported that certain of its officers will discuss such financial results in a conference call to be held at 9:00 a.m. on such date. In the release, the Company also announced that the conference call would be webcast live and archived on its website. The press release is attached as Exhibit 99. Swift Energy Company does not intend for this Item 2.02 or Exhibit 99 to be incorporated by reference into its filings under the Securities Exchange Act of 1934.

Item 9.01   Financial Statements and Exhibits
            ---------------------------------

(d)  Exhibit.   The following is furnished as an exhibit to this report:

     Exhibit No.     Exhibit Description
     -----------     -------------------
       99            Swift Energy Company press release dated August 3, 2006.


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 3, 2006

                                         Swift Energy Company


                                         By:/s/ Bruce H. Vincent
                                            ------------------------------
                                            Bruce H. Vincent
                                            President

                                 EXHIBIT INDEX


Exhibit No.     Exhibit Description
-----------     -------------------

99              Swift Energy Company press release dated August 3, 2006.